                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1995 95-1 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 1995 to October 31, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of November, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                  Phyllis A. Knight
                                  Assistant Vice President and
                                   Assistant Controller

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.80%, 7.95%,
                              8.20%, 8.40%, 8.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1995


                              CUSIP#'S  393505-FB3,FC1,FD9,FE7,FF4,FG2
                              TRUST ACCOUNT #3334018-0
                              REMITTANCE DATE:  11/15/95

                                              Total $               Per $1,000
                                               Amount                Original
                                           --------------         -------------
Class A Certificates
--------------------
  (1)  Amount available (including
        Monthly Servicing Fee)              $5,885,729.25

A.     Interest
  (2)  Aggregate Interest
       a. Class A-1 Interest                   161,633.06            3.43900128
       b. Class A-2 Interest                   397,800.00            6.50000000
       c. Class A-3 Interest                   265,000.00            6.62500000
       d. Class A-4 Interest                   328,000.00            6.83333333
       e. Class A-5 Remittance Rate
          (8.40%,unless Weighted Average
          Contract Rate is below 8.40%)              8.40%
       f. Class A-5 Interest                   357,000.00            7.00000000
       g. Class A-6 Remittance Rate
          (8.70%,unless Weighted Average
          Contract Rate is below 8.70%)              8.70%
       h. Class A-6 Interest                   429,113.00            7.25000000

  (3)  Amount applied to:
       a. Unpaid Class A Interest
          Shortfall                                   .00                   .00

  (4)  Remaining:
       a. Unpaid Class A Interest
          Shortfall                                   .00                   .00

B.     Principal
  (5)  Formula Principal Distribution
       Amount                                2,458,712.82                   N/A
       a. Scheduled Principal                  595,100.00                   N/A
       b. Principal Prepayments              1,721,069.42                   N/A
       c. Liquidated Contracts                 142,543.40                   N/A
       d. Repurchases                                 .00                   N/A

  (6)  Pool Scheduled Principal
        Balance                            355,634,167.99          939.98608476
 (6a)  Pool Factor                              .93998608

  (7)  Unpaid Class A Principal Shortfall
       (if any)following prior Remittance
       date                                           .00


                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.80%, 7.95%,
                              8.20%, 8.40%, 8.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1995
                                    Page 2

                            CUSIP#'S  393505-FB3,FC1,FD9,FE7,FF4,FG2
                            TRUST ACCOUNT #3334018-0
                            REMITTANCE DATE:  11/15/95


                                                Total $              Per $1,000
                                                 Amount               Original
                                              -------------       -------------
  (8)  Class A Percentage for such Remittance
       Date (Until Class B Cross-Over Date,
       and on each Remittance Date thereafter
       unless each Class B Principal
       Distribution Test is satisfied, equals
       Class A Principal Balance divided by
       Pool Scheduled Principal Balance)              89.42%

  (9)  Class A Percentage for the following
       Remittance Date                                89.35%

 (10)  Class A Principal Distribution:
       a. Class A-1                            2,458,712.82         52.31303872
       b. Class A-2                                     .00                 .00
       c. Class A-3                                     .00                 .00
       d. Class A-4                                     .00                 .00
       e. Class A-5                                     .00                 .00
       f. Class A-6

 (11)  Class A-1 Principal Balance            24,294,345.99        516.90097851
(11a)  Class A-1 Pool Factor                      .51690098

 (12)  Class A-2 Principal Balance            61,200,000.00        1000.0000000
(12a)  Class A-2 Pool Factor                     1.00000000

 (13)  Class A-3 Principal Balance            40,000,000.00        1000.0000000
(13a)  Class A-3 Pool Factor                     1.00000000

 (14)  Class A-4 Principal Balance            48,000,000.00        1000.0000000
(14a)  Class A-4 Pool Factor                     1.00000000

 (15)  Class A-5 Principal Balance            51,000,000.00        1000.0000000
(15a)  Class A-5 Pool Factor                     1.00000000

 (16)  Class A-6 Principal Balance            59,188,000.00        1000.0000000
(16a)  Class A-6 Pool Factor                     1.00000000

 (17)  Unpaid Class A Principal Shortfall
       (if any) following current Remittance
       Date                                             .00

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.80%, 7.95%,
                              8.20%, 8.40%, 8.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1995
                                    Page 3

                          CUSIP#'S   393505-FB3,FC1,FD9,FE7,FF4,FG2
                          TRUST ACCOUNT #3334018-0
                          REMITTANCE DATE:  11/15/95



                                               Total $              Per $1,000
                                               Amount                Original
                                             ------------         -------------
C.     Aggregate Scheduled Balances and Number of Delinquent
       Contracts as of Determination Date

  (18)     31-59 days                        4,163,365.29                  147

  (19)     60 days or more                   5,023,614.96                  154

  (20)     Current Month Repossessions         716,821.72                   26

  (21)     Repossession Inventory            1,975,559.46                   73

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in March 2000)

  (22) Average Sixty-Day Delinquency Ratio Test

       (a) Sixty-Day Delinquency Ratio for current
           Remittance Date                                                1.41%

       (b) Average Sixty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 4%)                                     1.13%

  (23) Average Thirty-Day Delinquency Ratio Test

       (a) Thirty-Day Delinquency Ratio for current
           Remittance Date                                                1.17%

       (b) Average Thirty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 6%)                                     1.21%

  (24) Cumulative Realized Losses Test

       (a) Cumulative Realized Losses for the current Remittance
           Date (as a percentage of Cut-off Date Pool Principal
           Balance; may not exceed 7% from March 1, 2000 to
           February 29, 2000, 9% from March 1, 2001 to
           February 29, 2001 and 10% thereafter)                           .04%

  (25) Current Realized Losses Test

       (a) Current Realized Losses for current Remittance
           Date                                                      31,941.95

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.80%, 7.95%,
                              8.20%, 8.40%, 8.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1995
                                    Page 4

                             CUSIP#'S  393505-FB3,FC1,FD9,FE7,FF4,FG2
                             TRUST ACCOUNT #3334018-0
                             REMITTANCE DATE:  11/15/95


       (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
           arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
           may not exceed 2.50%)                                            .15%

  (26) Class B Principal Balance Test

       (a) Class B Principal Balance (before any distributions
           on current Remittance Date) divided by pool Scheduled
           Principal Balance for prior Remittance date (must
           equal or exceed 17.5%) and the Class B Principal Balance
           as of such Remittance Date is greater than or equal
           to $7,566,796.00                                               10.58%

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 9.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-1
                             CLASS M-1 CERTIFICATES
                                 MONTHLY REPORT
                                 October, 1995
                                     Page 5


                                  CUSIP#'S  393505-FH0
                                  TRUST ACCOUNT #3334018-0
                                  REMITTANCE DATE: 11/15/95


                                                   Total $         Per $1,000
                                                   Amount           Original
                                                -------------    --------------
CLASS M1 CERTIFICATES
---------------------
  (27) Amount available (including Monthly
       Servicing Fee)                            1,488,470.36

A.     Interest
  (28) Aggregate interest

       (a) Class M-1 Remittance Rate
           (9.05%, unless Weighted Average
           Contract Rate is below 9.05%)                 9.05%

       (b) Class M-1 Interest                      257,035.08        7.54166657

  (29) Amount applied to:
       a.  Unpaid Class M-1 Interest Shortfall            .00                 0

  (30) Remaining:
       a.  Unpaid Class M-1 Interest Shortfall            .00                 0

B.     Principal
  (31) Formula Principal Distribution Amount
       a.  Scheduled Principal                            .00               N/A
       b.  Principal Prepayments                          .00               N/A
       c.  Liquidated Contracts                           .00               N/A
       d.  Repurchases                                    .00               N/A

  (32) Class M-1 Principal Balance              34,082,000.00     1000.00000000
 (32a) Class M-1 Pool Factor                       1.00000000

  (33) Class M-1 Percentage after prior
       Remittance Date                                    .00

  (34) Class M-1 Percentage for such Remittance
       Dated                                              .00

  (35) Class M-1 Percentage for the following
       Remittance Date                                    .00

  (36) Class M-1 Principal Distribution:
       a.  Class M-1                                      .00        0.00000000

  (37) Unpaid Class M-1 Principal Shortfall
       (if any) following prior Remittance Date           .00

  (38) Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance Date         .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 9.00%, 9.20%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                 October, 1995

                      CUSIP#'S  393505-FJ6, FK3
                      REMITTANCE DATE: 11/15/95


                                                Total $              Per $1,000
                                                Amount                Original
                                             -------------           ----------
Class B1 Certificates
---------------------
  (1)  Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including
       Monthly Servicing Fee)                 1,231,435.28

  (2)  Class B-1 Remittance Rate (9.00% unless
       Weighted Average Contract Rate is
       below 9.00%)                                   9.00%

  (3)  Aggregate Class B1 Interest              113,610.00           7.50000000

  (4)  Amount applied to Unpaid Class
       BI Interest Shortfall                           .00                  .00

  (5)  Remaining unpaid Class B1
       Interest Shortfall                              .00                  .00

  (6)  Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date        .00

  (7)  Class B Percentage for such Remittance Date
       (until Class B Cross-over Date, and on each
       Remittance Date thereafter unless each Class
       B Principal Distribution Test is satisfied,
       equals zero.  Thereafter, if each Class B
       Principal Distribution Test is satisfied,
       equals 100% minus Class A Percentage)           .00

 (7a)  Class B Percentage for the following
       Remittance Date                                 .00

  (8)  Class B1 Principal (Class B Percentage of
       Formula Principal Distribution Amount)          .00

 (9a)  Class B1 Principal Shortfall                    .00

 (9b)  Unpaid Class B1 Principal Shortfall             .00

 (10)  Class B Principal Balance             37,869,822.00

 (11)  Class B1 Principal Balance            15,148,000.00

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 9.00%, 9.20%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                 October, 1995
                                    Page 2


                               CUSIP#'S  393505-FJ6, FK3
                               REMITTANCE DATE: 11/15/95


                                                     Total $         Per $1,000
                                                      Amount         Original
                                                   -------------     ----------
Class B2 and C Certificates
--------------------------
 (12)  Remaining Amount Available                   1,117,825.28

 (13)  Class B-2 Remittance Rate (9.20%
       unless Weighted Average Contract
       Rate is less than 9.20%)                             9.20%

 (14)  Aggregate Class B2 Interest                    174,200.64     7.66666687

 (15)  Amount applied to Unpaid Class
       B2 Interest Shortfall                                 .00            .00

 (16)  Remaining Unpaid Class B2
       Interest Shortfall                                    .00            .00

 (17)  Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance Date              .00

 (18)  Class B2 Principal Liquidation Loss Amount            .00

 (19)  Class B2 Principal (zero until Class B1
       paid down; thereafter, Class B Percentage
       of Formula Principal Distribution Amount)             .00

 (20)  Guarantee Payment                                     .00

 (21)  Class B2 Principal Balance                  22,721,822.00

 (22)  Monthly Servicing Fee (Deducted from
       Certificate Account balance to arrive
       at Amount Available if the Company is
       not the Servicer; deducted from funds
       remaining after payment of Class A
       Distribution Amount, Class M-1 Distribution
       and Class B1 and B2 Distribution Amount;
       if the Company is the Servicer)                149,205.37

 (23)  3% Guarantee Fee                               794,419.27

 (24)  Class C Residual Payment                             0.00

 (25)  Repossessed Contracts                          716,821.72

 (26)  Repossessed Contracts Remaining
       in Inventory                                 1,975,559.46

 (27)  Weighted Average Contract Rate                   11.85102

                                      GTFC
                                     1995-1
                                 October, 1995
                              Defaulted Contracts




                                                       Estimated
                                        Repurchase      Loss at
Account#     Principal     Interest      Amount        Sale Date
--------     ---------     --------     ----------     ---------
28319167     26,742.79       190.09      26,932.88      2,370.56
57313783     24,472.02       173.95      24,645.97         53.62
65312931     16,903.44       120.15      17,023.59      2,120.89
77322325     18,089.49       128.58      18,218.07      4,686.64
83317496     29,427.80       209.18      29,636.98      9,899.44
90320099     10,910.86        77.55      10,988.41      8,824.36
97325346     15,997.00       113.71      16,110.71      3,475.16
           -----------    ---------    -----------    ----------

TOTALS:    $142,543.40    $1,013.21    $143,556.61    $31,430.67
           ===========    =========    ===========    ==========
